UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                               |X| CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: July 16, 2003



                        Commission file number 001-15081



                             UnionBanCal Corporation


                       State of Incorporation: California
                  I.R.S. Employer Identification No. 94-1234979



                              400 California Street
                          San Francisco, CA 94104-1302
                               Tel. (415) 765-2969

Item 9.  Regulation FD Disclosure

On July 16, 2003, UnionBanCal Corporation issued a press release concerning earnings for the second quarter 2003, a copy of which is furnished herewith as
Exhibit 99.1.


Exhibit No.             Description
-----------------------------------------------------------------------
  99.1                  Text of press release dated July 16, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   July 16, 2003


                                                 UNIONBANCAL CORPORATION


                                                 By:    /s/  DAVID I. MATSON
                                                     ---------------------------
                                                        David I. Matson
                                                        Chief Financial Officer
                                                       (Duly Authorized Officer)